SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    --------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




       Date of Report (Date of Earliest Event Reported): September 3, 2004

                          AT&T WIRELESS SERVICES, INC.
             (Exact Name of Registrant as Specified in its Charter)



       Delaware                 001-16567                   91-1379052
       --------                 ---------                   ----------

   (State or other       (Commission File Number)   (IRS Employer Identification
    jurisdiction of                                             Number)
    incorporation)



            7277-164th Ave. NE, Building 1, Redmond, Washington 98052
            ---------------------------------------------------------
               (Address of principal executive offices) (zip code)

                                 (425) 580-6000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))



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ITEM 8.01.        OTHER EVENTS
                  ------------

                  On September 3, 2004, AT&T Wireless Services, Inc., on behalf of JVII General Partnership ("JVII"), Rogers Communications Inc.("RCI") and, with respect to specified portions, Rogers Wireless Communications Inc. ("RWCI") entered into a letter agreement relating to the securities of RWCI owned by JVII (the "Letter Agreement"). A copy of the Letter Agreement is attached as Exhibit
99.1 hereto and is incorporated herein by reference.

                  Pursuant to the Letter Agreement, RCI has agreed to waive through September 30, 2004 certain requirements of the existing shareholder agreement to allow JVII to explore a possible sale of its interest in RWCI. This amendment includes a waiver of RCI's exclusive 21-day right of first negotiation period.

                  The agreement also provides that if the sales price for the interest is $36.00 (CND) (less applicable commissions or fees and specified expenses) per share or less and if JVII decides to pursue the sale at such net sales price, RCI would have the right of first refusal to purchase the entire stake directly from JVII at the proposed net sales price.

                  There can be no assurance that any sale of any shares of RWCI will occur or as to the terms, manner or timing of any such sale. Any sales will depend on market, business and economic conditions, factors relating to RWCI (including the market price of the securities) and other factors that JVII and AT&T Wireless may consider relevant.


ITEM 9.01.        FINANCIAL STATEMENTS AND EXHIBITS

(a)               Financial statements of businesses acquired.

                        -  Not Applicable

(b)               Pro forma financial information.

                        -  Not Applicable

(c)               Exhibits.

         99.1     Letter Agreement dated September 3, 2004




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                                    SIGNATURE


                  Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                                        AT&T WIRELESS SERVICES, INC.


                                        By:/s/ Marilyn J. Wasser
                                           ---------------------
                                        Name: Marilyn J. Wasser
                                        Title: Executive Vice President

Date:  September 3, 2004


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                                  EXHIBIT INDEX

99.1              Letter Agreement dated September 3, 2004